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                                                                      EXHIBIT 21
                                  NOVELL, INC.
                         SUBSIDIARIES OF THE REGISTRANT

     As of October 31, 1998, the following companies were subsidiaries of Novell, Inc.:

                                                              STATE OF INCORPORATION OR
                        WHOLLY OWNED                          COUNTRY IN WHICH ORGANIZED
                        ------------                          --------------------------
ABP Development Company.....................................  Utah
Fluent, Inc.................................................  Delaware
Novell Acquisition Corporation..............................  Delaware
Novell de Argentina S.A.....................................  Argentina
Novell Belgium N.V..........................................  Belgium
Novell do Brasil Software Ltda..............................  Brazil
Novell Canada, Ltd..........................................  Canada
Novell Chile S.A............................................  Chile
Novell de Columbia S.A......................................  Columbia
Novell Praha SRO............................................  Czech Republic
Novell Denmark A/S..........................................  Denmark
Novell Europe, Inc..........................................  Delaware
Novell European Support Center GmbH.........................  Germany
Novell Finland OY...........................................  Finland
Novell GmbH.................................................  Austria
Novell GmbH.................................................  Germany
Novell Hong Kong............................................  Hong Kong
Novell Hungary KFT..........................................  Hungary
Novell International, Ltd...................................  Barbados
Novell Ireland Real Estate Ltd..............................  Ireland
Novell Ireland Software Limited.............................  Ireland
Novell Israel...............................................  Israel
Novell Italia S.R.L.........................................  Italy
Novell Joint Venture Holding, Inc...........................  Delaware
Novell Korea Co., Ltd.......................................  Korea
Novell de Mexico, S.A.DE C.V................................  Mexico
Novell Netherland B.V.......................................  Netherlands
Novell New Zealand Ltd......................................  New Zealand
Novell Norge A/S............................................  Norway
Novell Peru S.A.............................................  Peru
Novell Polska Sp.Z.o.o......................................  Poland
Novell Portugal Informatica LDA.............................  Portugal
Novell Pty, Ltd.............................................  Australia
Novell S.A.R.L..............................................  France
Novell Services Asia Pacific Pty Ltd........................  Australia
Novell Singapore Pte Ltd....................................  Singapore
Novell Software Development Pvt., Ltd.......................  India
Novell Software Latino America Norte, CA....................  Venezuela
Novell South Africa Propietary Ltd..........................  South Africa
Novell Spain S.A............................................  Spain
Novell Svenska A.B..........................................  Sweden
Novell Schweiz A.G..........................................  Switzerland

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
                                                              STATE OF INCORPORATION OR
                        WHOLLY OWNED                          COUNTRY IN WHICH ORGANIZED
                        ------------                          --------------------------
Novell U.K., Ltd............................................  United Kingdom
Novell Uruguay S.A..........................................  Uruguay
Reference Software International............................  California
Softcopy Europe.............................................  Utah
Softsolutions...............................................  Utah
WordPerfect Danmark.........................................  Utah
WordPerfect International...................................  Utah
WordPerfect Lantino America.................................  Utah
WordPerfect Pacific.........................................  Utah
WordPerfect Publishing Corporation..........................  Utah
MAJORITY OWNED
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Novell Japan, Ltd...........................................  Japan
Novonyx, Inc................................................  Delaware
Onward Novell Software Pvt., Ltd............................  India